EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ C. A. Corry
                                   ---------------------------------
                                   Charles A. Corry




                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.






                                   /s/ Robert M. Hernandez
                                   ---------------------------------
                                   Robert M. Hernandez







                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ Neil A. Armstrong
                                   ---------------------------------
                                   Neil A. Armstrong








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ Victor G. Beghini
                                   ---------------------------------
                                   Victor G. Beghini








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of June, 1995.







                                   /s/ Jeanette G. Brown
                                   ---------------------------------
                                   Jeanette G. Brown








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.





                                   /s/ James A. D. Geier
                                   ---------------------------------
                                   James A. D. Geier








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ Charles R. Lee
                                   ---------------------------------
                                   Charles R. Lee








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of June, 1995.







                                   /s/ Paul E. Lego
                                   ---------------------------------
                                   Paul E. Lego








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ Ray Marshall
                                   ---------------------------------
                                   Ray Marshall








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ John F. McGillicuddy
                                   ---------------------------------
                                   John F. McGillicuddy








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ John M. Richman
                                   ---------------------------------
                                   John M. Richman








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of June, 1995.







                                   /s/ Seth E. Schofield
                                   ---------------------------------
                                   Seth E. Schofield








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ John W. Snow
                                   ---------------------------------
                                   John W. Snow








                                POWER OF ATTORNEY
                                -----------------




          KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of

them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and

Exchange Commission in connection with the issuance of shares of USX-U. S. Steel

Group Common Stock for the Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of June, 1995.







                                   /s/ Thomas J. Usher
                                   ---------------------------------
                                   Thomas J. Usher